Exhibit 99.1
Holly Corporation: Webcast Conference Presentation 2006 Update on: Current / Planned Capital Projects Pro Forma EBITDA estimates April 20, 2006

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly, the effectiveness of Holly's capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly is provided in the most recent reports of Holly filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Current / Planned Capital Projects Pro Forma EBITDA Estimates Benefits from Energy Legislation / Sulfur credits Questions & Answers

Agenda Current / Planned Capital Projects Pro Forma EBITDA Estimates Benefits from Energy Legislation / Sulfur credits Questions & Answers

Update on Current Capital Projects ROSE Asphalt Unit --Navajo Refinery Diesel Hydrotreater Unit --Woods Cross Refinery Ultra Low Sulfur Diesel & Other Projects --Navajo Refinery

Status Update: ROSE Asphalt Unit --Navajo Refinery: Project Summary: Relocated and refurbished an existing purchased ROSE unit (residuum oil supercritical extraction) to the Artesia, NM facility. Unit has a capacity of 4,500 bpd Unit upgrades low-priced asphalt to higher valued gasoline and diesel. Actual cost: $17 million Completed: December, 2005 Pro Forma EBITDA ('03-'05 Prices)1: $37 million Assumption: using '03-'05 avg. prices and anticipated unit utilization Pro Forma EBITDA (2005 Prices)1 : $52 million Unit volumes have been steadily increased to the ROSE unit from Dec. '05 into the 1st Qtr of '06 - unit has now demonstrated 4,500 bpd with approx. 60% conversion to FCC feed. 1 see definitions at end of presentation

Status Update: Diesel Hydrotreater Unit --Woods Cross Refinery : Project Summary: Install 10,000 bpd hydrotreater Compliance with June 2006 ULSD requirements* Capable of producing all ULSD Create infrastructure for processing heavier Canadian crude oil in the future Significant benefit from tax credits from energy legislation (see slide 20) Projected cost: $34 million Estimated completion: 2nd quarter, 2006 Pro Forma EBITDA ('03-'05 Prices) (adjusted): $4 million Adjusted by adding $0.05/gal for ULSD premium Pro Forma EBITDA (2005 Prices) (adjusted) : $1 million Adjusted by adding $0.05/gal for ULSD premium *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of low sulfur gasoline (LSG) until 2010.

Status Update: ULSD & Other Projects --Navajo Refinery: Projects Summary: ULSD Project - Expand catalytic reformer to 24,000 bpd, convert jet fuel hydrotreater to naphtha service and expand to 10,000 bpd, convert gas oil hydrotreater to ULSD service, install new 15,000 bpd gas oil hydrotreater, and add oxygen enrichment to sulfur recovery unit Add new crude furnace to Artesia crude unit Add preflash column to Lovington crude unit Install a new 10 MMSCFD hydrogen plant Compliance with June 2006 ULSD requirements* 10,000 bpd crude expansion - mainly sweet crude Significant benefit from tax credits from energy legislation (see slide 20) Projected cost: $72 million Estimated completion: 1st Phase: June, 2006 - 2nd Phase: 4th quarter, 2007 1st Phase Pro Forma EBITDA ('03-'05 Prices): $28 million 2nd Phase Pro Forma EBITDA ('03-'05 Prices): $40 million (combined w/ 1st phase) 1st Phase EBITDA (2005 Prices): $35 million 2nd Phase EBITDA (2005 Prices): $51 million (combined w/ 1st phase) *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of low sulfur gasoline (LSG) until 2010.

Current Capital Projects Impact on Pro Forma Annual EBITDA (full year) Major Capital Projects Total Cost '03-'05 Prices 2005 Prices ROSE Unit at NRC $17 $37 $52 Diesel hydrotreater at Woods Cross 34 4 1 ULSD & other projects at NRC 72 40 51 Total $123 $81 $104 Estimates: (in millions) Pro Forma EBITDA

New / Planned Capital Projects Sulfur Recovery Project-Navajo Refinery Feedstock Flexibility & Expansion - Navajo Refinery1 Feedstock Flexibility & Expansion --Utah Refinery 1 "Open Season" Evaluation: Salt Lake to Las Vegas Refined Products Pipeline2 1 Subject to final Holly Board approval 2 Potential Holly Energy Partners project

Sulfur Recovery Project - Navajo Refinery : Project Summary: Install new 100 ton per day sulfur recovery unit Project will allow processing of 85,000 bpd sour crude Significant benefit from tax credits from energy legislation (see slide 20) Projected cost: $26 million Estimated completion: 1st quarter, 2008 Pro Forma EBITDA ('03-'05 Prices): $12 million Pro Forma EBITDA (2005 Prices): $16 million

Feedstock Flexibility & Expansion -- Navajo Refinery : Project Summary: Install new crude unit, new gas oil hydrocracker, new solvent de-asphalter, and new hydrogen plant Expand crude capacity to approximately 100,000 bpd Increase ability to capture light/heavy crude differentials - 20,000 bpd Significant benefit from tax credits from energy legislation (see slide 20) Preliminary estimate of cost: $240 million Estimated completion: 2nd or 3rd quarter, 2008 Pro Forma EBITDA ('03-'05 Prices): $80 million Pro Forma EBITDA (2005 Prices): $101 million

Feedstock Flexibility & Expansion - Woods Cross Refinery : Project Summary: Expand crude unit and revamp for heavier crudes, add a 10,000 bpd gas oil hydrotreater which is expandable to 15,000 bpd and can be converted in the future to a hydrocracker, expand and revamp the solvent de-asphalter to 12,000 bpd, and add sulfur recovery capacity. Increase Canadian heavy/sour crude runs to approx. 20,000 bpd and take advantage of wide Canadian crude to WTI price differentials Expand refinery to 30,000 bpd Pre-investment for future expansion and optionality to run more heavy Canadian crude and/or Black Wax crudes Requires crude P/L by HEP or other P/L provider Significant benefit from tax credits from energy legislation (see slide 20) Estimated cost: $60 million Estimated completion: 2nd or 3rd quarter, 2008 Pro Forma EBITDA ('03-'05 Prices): $48 million Pro Forma EBITDA (2005 Prices): $55 million

Project Evaluation: Salt Lake to Las Vegas Refined Products Pipeline Project Summary: Increase refined product outlet to fast growing, consistent annual demand market Reduces impact of seasonal demand reduction in wintertime months in local market Possible competitive outlet for crude-cost-advantaged Salt Lake refiners Possible additional cost effective expansion of Woods Cross to 40,000bpd of Canadian heavy crude charge Probable joint project with Holly Energy Partners-HEP likely to be ultimate owner/operator Historical Differentials: Gasoline: LV approx 7.0 cts/gal over SLC ('03-'05 Prices) - 11.1 cts/gal (2005 Prices)

Future Capital Projects Impact on Pro Forma Annual EBITDA (full year) Major Capital Projects Total Cost '03-'05 Prices 2005 Prices Sulfur recovery unit at NRC $26 $12 $16 NRC feedstock flexibility & expansion1 240 80 101 WX feedstock flexibility & expansion1 60 48 55 Total $326 $140 $172 Estimates: (in millions) Pro Forma EBITDA 1 Subject to final Holly Board approval

Capital Expenditures by Year: Major Capital Projects: 2006 2007 2008 Diesel Hydrotreater at WX $13 ULSD & other projects at NRC 36 Sulfur recovery unit at NRC 7 10 9 NRC feedstock flexibility & expansion 10 100 130 WX feedstock flexibility & expansion 10 30 20 Sustaining capital & turnaround 35 55 45 Total 111 195 204 Estimates: (in millions)

Agenda Current / Planned Capital Projects Pro Forma EBITDA Estimates Benefits from Energy Legislation / Sulfur credits Questions & Answers

Base EBITDA / Methodology 2006 Base EBITDA Used '03-'05 margins applied to initial '06 production levels Subtracted MRC's 3-year contribution: Approx. $8mm Result: Base level of Pro Forma EBITDA for 2006: Approx. $151mm

Estimated Pro Forma Refining EBITDA 2006 2007 2008 2009 2006 Base Refining $151 $151 $151 $151 Current capital projects 53 69 81 81 New capital projects 73 140 Total 204 220 305 372 Pro Forma EBITDA Estimates (in millions)

Agenda Current / Planned Capital Projects Pro Forma EBITDA Estimates Benefits from Energy Legislation / Sulfur credits Questions & Answers

Anticipated 2006 / 2007 Tax Benefits American Jobs Creation Act of 2004: Created tax incentives for small refiners to produce ULSD Provides immediate deduction of 75% of certain capital costs Provides a tax credit based on ULSD production up to 25% of these costs Energy Policy Act of 2005: Provides an election to expense 50% of refinery capacity expansion costs when assets placed in service Expected benefits to Holly: Base tax rate of 39% will be reduced by est. tax credit of approx.$15 million in both 2006 and 2007

Sulfur Credits Benefit Expected benefits to Holly: Can use as needed in future years. Can monetize if not used internally. Credit Generation: Compliance with Low Sulfur gasoline for small refiners, including Holly, not required until the end 2010. Holly installed a hydrotreater at the Navajo refinery in 2003, thereby lowering the sulfur content of its gasoline below the '"small refiner standard". Holly elected to produce 95 plus % ULSD and increased it's gasoline sulfur baseline by 20%. Since 2004, Holly has generated sulfur credits that have value. At the end of 2005 Holly has approx. 160,000 credits ( one credit equal a million ppm gallons). Holly expects to generate approx. 70,000 credits annually through 2010.

Cash Flow at Various EBITDA Levels -- 2006 EBITDA $200 $300 $400 $500 Estimated Cash Income Tax <45> <82> <119> <156> CAPEX <111> <111> <111> <111> Free Cash Flow $44 $107 $170 $233 (in millions) Other Key Cash Information: Cash balance at 12/31/05: $255 million After-tax cash proceeds from MRC sale: $35 million Remaining portion of $200 million stock repurchase program: $170 million (at 12/31/05)

Cash Flow at Various EBITDA Levels -- 2007 EBITDA $200 $300 $400 $500 Estimated Cash Income Tax <54> <90> <125> <161> CAPEX <195> <195> <195> <195> Free Cash Flow <$49> $15 $80 $144 (in millions)

Cash Flow at Various EBITDA Levels -- 2008 EBITDA $200 $300 $400 $500 Estimated Cash Income Tax <4> <40> <76> <112> CAPEX <204> <204> <204> <204> Free Cash Flow <$8> $56 $120 $184 (in millions)

Navajo Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 3.9 5.21 7.33 6.46 4.92 5.48 5.79 5.73 5.1 6.64 6.2 2 West 1.67 2.31 4.05 7 7.46 5.67 0.25 2.08 3.77 2.04 1.43 2.66 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 1.16 2.95 0.35 3.71 3.5 1.93 4.45 6.81 13.89 14.33 3.07 4.43 nrc gm 5.67 9.59 11.34 17.37 15.9 13.28 10.69 14.82 22.96 23.21 10.9 9.29 gc 321 4.97 4.88 5.86 7.66 6.86 5.37 5.54 6.57 9.6 7.23 3.7 3.77 budget 05 gc 321 05 nrc gm Rev bud Bud 06 '01-'05 NRC Low to High Gross Margins '01-'05 NRC Median '01-'05 GC '3-2-1' Margin '05 NRC Gross Margin/bbl Median NRC avg: (per bbl) 2000-2004: $7.36 2001-2005: $8.86

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East -1.09 1.21 5.56 4.32 6.98 2.33 2.87 3.93 -0.67 -0.95 4.97 -0.97 West 3.01 1.52 0.19 5.58 3.93 1.93 4.28 2.13 10.38 5.44 2.56 3.15 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.78 1.43 4.97 5 2.74 4.39 1.05 2.8 14.65 18.48 0.72 2.37 wx gm 0 4.35 6.05 15.1 13.85 2.33 8.4 8.12 25.15 23.9 8.45 0 gc 321 4.97 4.88 5.86 7.66 6.86 5.37 5.54 6.57 9.6 7.23 3.7 3.77 budget 05 gc 321 05 wx gm Rev bud 06 Bud Woods Cross Margins Median W-X avg: (per bbl) 2000-2004: $5.85 2001-2005: $6.15 '01-'05 W-X Low to High Gross Margins '01-'05 W-X Median '01-'05 GC '3-2-1' Margin '05 W-X Gross Margin/bbl

Agenda Current / Planned Capital Projects Pro Forma EBITDA Estimates Benefits from Energy Legislation / Sulfur credits Questions & Answers

Definitions BPD: the number of barrels per day of crude oil or petroleum products. Catalytic reforming: a refinery process which uses a precious metal (such as platinum) based catalyst to convert low octane naphtha fractionated directly from crude oil to high octane gasoline blendstock and hydrogen. The hydrogen produced from the reforming process is used to desulfurize other refinery oils and is the main source of hydrogen for the refinery. EBITDA1: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. Pro Forma EBITDA ('03-'05 Prices)1: 2003-2005 actual trailing prices and/or margins applied to expected current and/or future production Pro Forma EBITDA (2005 Prices)1: 2005 actual trailing prices and/or margins applied to expected current and/or future production Gas Oil Hydrocracker: a refinery process which use catalyst at high pressure, temperature and in the presents of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock Hydrodesulfurization: to remove sulfur and nitrogen compounds from oil in the presence of hydrogen and a catalyst at relatively high temperatures. 1When we use Pro Forma EBITDA in this presentation, we have adjusted EBITDA by applying actual trailing prices and/or margins for the indicated periods to expected current and/or future levels of production for the indicated periods. EBITDA or Pro Forma EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Our EBITDA measures are not necessarily comparable to similarly titled measures of other companies. EBITDA measures are presented here because EBITDA is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliations to Amounts Reported under Generally Accepted Accounting Principles" following Item 7A of Part II of our 2005 Report on Form 10-K.

Definitions LSG: gasoline that contains less than 30 PPM of total sulfur. MMSCFD: million standard cubic feet per day PPM: parts-per-million. Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery process that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. SRU or sulfur recovery unit: a refinery process which converts hydrogen sulfide to elemental sulfur for sale] ULSD or ultra low sulfur diesel: diesel fuel that contains less than 15 PPM of total sulfur.